ABSOLUTE CAPITAL OPPORTUNITIES FUND (the “Fund”)

Supplement dated December 22, 2020 to the Prospectus dated August 1, 2020

1.	Effective January 1, 2021, the Fees and Expenses table and Expense Example on pages 1 and 2 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.47%
Other Expenses	0.44%
Dividend and Interest Expense on Short Sales(1)	0.03%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses(2)	1.91%
Fee Waiver and/or Expense Reimbursement(3)	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.82%
(1)	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective.
(2)
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to the reduction in the management fees and expense cap for the Fund and because the financial highlights do not include acquired fund fees and expenses.

(3)
Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.75% through August 1, 2021 (the “Expense Cap”). In addition, pursuant to the terms of the Expense Cap, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.49% when the Fund first reaches $125 million in assets under management. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Absolute may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed.

2.	Effective January 1, 2021, the section entitled “The Adviser and Subadviser” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadviser

The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”), 4 North Street, Suite 2, Hingham, MA 02043. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of June 30, 2020, Absolute had approximately $350.361 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.40% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2020 was 0.64%. The actual advisory fee rate retained by the Adviser for the fiscal year ended March 31, 2020 was 1.31%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.75% through at least August 1, 2021 (“Expense Cap”). In addition, pursuant to the terms of the Expense Cap, the Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.49% when the Fund reaches $125 million in assets under management. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Adviser also waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

A discussion summarizing the basis on which the Board approved the Advisory Agreement between Absolute and the Fund, and the subadvisory agreement between Absolute and the Subadviser, will be included in the Fund’s annual report for the period ending March 31, 2021, once available.

Subject to the general oversight of the Board, Absolute delegates the day-to-day management of the Fund to the following Subadviser. Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Kovitz Investment Group Partners, LLC 115 South LaSalle Street, 27th Floor Chicago, IL 60603	Fundamental Long/Short Equity

Kovitz Investment Group Partners, LLC commenced operations in 2003 as Kovitz Investment Group, LLC and provides investment advisory services for corporations, individuals, pension and profit-sharing plans and other pooled investment vehicles.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CAPITAL OPPORTUNITIES FUND (the “Fund”)

Supplement dated December 22, 2020 to the Statement of Additional Information (“SAI”)
dated August 1, 2020

1.
Effective January 1, 2021, the sub-section entitled, “Fees” in the section entitled, “F. Investment Adviser,” beginning on page 33 of the SAI is hereby deleted in its entirety and replaced with the following:

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.40% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in the Subadviser’s fee rates inures to the benefit of the Adviser rather than the Fund. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of a subadviser with varying management fees. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2020 was 0.64%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.75% through at least August 1, 2021 (“Expense Cap”). In addition, pursuant to the terms of the Expense Cap, the Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.49%, when the Fund reaches $125 million in assets under management. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The Adviser waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended March 31, 2018, March 31, 2019, and March 31, 2020, the aggregate amount of subadvisory fees paid to the Subadviser was $93,402, $293,736, and $374,133, respectively. The Subadviser is not an affiliate of the Adviser.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.